MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.

                    Prospectus Supplement dated May 9, 2000

         Paul Travers has resigned as a Vice President and a Portfolio Manager of the Fund. Richard C. Kilbride and Gilles Marchand continue to serve as Vice Presidents and Portfolio Managers of the Fund.

Code  #19056-1299